UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

AOC Key Solutions Transaction

On April 2, 2020, Rekor Systems, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) by and among the Company, AOC Key Solutions, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“AOC”), and PurpleReign, LLC, a Virginia limited liability company owned by the members of AOC’s management (the “Buyer”), pursuant to which the Company agreed to sell AOC, which specializes in proposal management and writing, capture management, and market assessment services for government contractors (the “Business”), to Buyer. B. Riley FBR, Inc. provided the Company’s Board of Directors with its opinion that, as of March 31, 2020, the consideration received by the Company in the Transaction (as defined below) is fair to the Company’s public stockholders, other than the stockholder who owns the Buyer, from a financial point of view.

Subject to the terms and conditions of the Purchase Agreement, the Buyer agreed to purchase all of the outstanding equity interests of AOC for a purchase price of $4,000,000, comprising (i) $3,400,000 in cash, and (ii) a subordinated promissory note (the “Subordinated Note”) in the initial principal amount of $600,000 (the “Transaction”). The Transaction closed concurrently with execution of the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants related to the Business and the Transaction. For a period of two years, the Company has agreed not to engage activities that compete with the Business, nor solicit customers of the Business, among other covenants with respect to the Business as set forth more fully in the Purchase Agreement. Both the Company and the Buyer have agreed to indemnify the other party for losses arising from certain breaches of covenants contained in the Purchase Agreement and other liabilities, subject to certain limitations.

The Purchase Agreement also contains customary representations and warranties that the Company and the Buyer made to each other as of the date of the Purchase Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and the Buyer, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders of the Company, and the representations and warranties may have been used to allocate risk between the Company and the Buyer rather than establishing matters as facts.

The foregoing descriptions of the Purchase Agreement and the Subordinated Note do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement and Subordinated Note, respectively. A copy of the Purchase Agreement is filed as Exhibit 2.1, and a copy of the Subordinated Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Second Amendment to Note Purchase Agreement

As previously disclosed on the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2019, the Company entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”), by and among the Company, the Company’s guarantors from time to time party thereto (together with the Company, the “Credit Parties”), the purchasers from time to time party thereto (the “Purchasers”) and U.S. Bank National Association as paying agent and collateral agent (in such capacity, the “Agent”).

As previously disclosed on the Company’s Current Report on Form 8-K as filed with the SEC on March 26, 2020, the Company entered into a First Amendment to Note Purchase Agreement (the “First Note Amendment”), by and among the Credit Parties, the Purchasers and the Agent. Pursuant to the terms of the First Note Amendment, the maturity date for the notes issued under the First Note Purchase Agreement has been extended from March 11, 2021 to June 12, 2021, unless earlier accelerated pursuant to the terms of the Note Purchase Agreement, as amended.

On April 2, 2020, the Company entered into a Partial Release and Second Amendment to Note Purchase Agreement (the “Second Amendment”), by and among the Credit Parties, the Purchasers and the Agent. Pursuant to the terms of the Second Amendment, AOC is released as a Credit Party and the assets related to AOC are released as collateral, and the Asset Disposition Proceeds terms of the Note Purchase Agreement were amended to reflect the Transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above in Item 1.01 regarding the Transaction is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On April 6, 2020, the Company issued a press release announcing the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished in Item 7.01 and Exhibit 99.1 are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1†	Stock Purchase Agreement, dated April 2, 2020, by and among Rekor Systems, Inc., AOC Key Solutions, Inc. and PurpleReign, LLC.
10.1*	Subordinated Promissory Note dated April 2, 2020.
10.2	Second Amendment to Note Purchase Agreement, dated April 2, 2020, by and among the Company, the Purchasers from time to time party thereto and the Agent.
10.3
First Amendment to Note Purchase Agreement, dated March 26, 2020, by and among the Company, the Purchasers from time to time party thereto and the Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 26, 2020.).

10.4
Note Purchase Agreement, dated as of March 13, 2019, by and among the Credit Parties, the Purchasers from time to time party thereto and the Agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 18, 2019).

99.1	Press Release issued on April 6, 2020

†
Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.
*
Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: April 6, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer

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